SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

May 13, 2003

Date of Report (Date of earliest event reported):

SuperGen, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27628	91-1841574
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4140 Dublin Blvd, Suite 200, Dublin, California	94568
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (925) 560-0100

Item 7.  Financial Statements and Exhibits.

(c)                                  Exhibits

99.1                         Text of earnings release for the quarter ended March 31, 2003, dated May 13, 2003.

99.2                         Text of corrected earnings release for the quarter ended March 31, 2003, dated May 14, 2003.

Item 9.  Regulation FD Disclosure.

The information contained in Item 9 of this Current Report is being furnished pursuant to “Item 12.  Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On May 13, 2003, SuperGen, Inc. issued an earnings release announcing its financial results for the first quarter ended March 31, 2003.  A copy of the earnings release is attached as Exhibit 99.1.

On May 14, 2003, SuperGen, Inc. issued a corrected earning release announcing its financial results for the first quarter ended March 31, 2003.  A copy of the corrected earnings release is attached as Exhibit 99.2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERGEN, INC.

Date: May 14, 2003	By:	/s/ JOSEPH RUBINFELD
Joseph Rubinfeld, Ph.D.
Chief Executive Officer, President
and Director

EXHIBIT INDEX

Exhibit No.	Description
99.1	Text of earnings release for the quarter ended March 31, 2003, dated May 13, 2003.

99.2	Text of corrected earnings release for the quarter ended March 31, 2003, dated May 14, 2003.